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                                                                 EXHIBIT (z)(1)

Item 27(a)
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                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund
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                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Equity Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.
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CALIFORNIA INSURED MUNICIPALS INCOME TRUST             SERIES 209
FLORIDA INSURED MUNICIPALS INCOME TRUST                SERIES 144
GEORGIA INSURED MUNICIPALS INCOME TRUST                SERIES 93
MICHIGAN INSURED MUNICIPALS INCOME TRUST               SERIES 180
NEW YORK INSURED MUNICIPALS INCOME TRUST               SERIES 164
OHIO INSURED MUNICIPALS INCOME TRUST                   SERIES 123
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST           SERIES 279
INVESTMENT GRADE MUNICIPAL TRUST                       SERIES 34
INSURED MUNICIPALS INCOME TRUST                        SERIES 470
INSURED MUNICIPALS INCOME TRUST LIMITED                SERIES 90
INSURED MUNICIPAL LADDERED TRUST                       SERIES 4
LONG TERM INVESTMENT GRADE TRUST                       SERIES 16
CONNECTICUT INVESTORS' QUALITY TAX-EXEMPT TRUST        SERIES 3
NORTH CAROLINA INVESTORS' QUALITY TAX-EXEMPT TRUST     SERIES 98
GNMA INCOME PORTFOLIO                                  SERIES 2
VK INSURED INCOME TRUST                                SERIES 108
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                SERIES 10
MORGAN STANLEY CONSUMER INDEX PORTFOLIO                SERIES 10
DOW 30 INDEX TRUST                                     SERIES 16
VK STRATEGIC 10 U.S.TRADITIONAL SERIES                 JULY 2003 SERIES
EAFE STRATEGIC 20 TRUST                                SERIES 33
ENERGY PORTFOLIO                                       SERIES 7
FINANCIAL INSTITUTIONS TRUST                           SERIES 18
SELECT 5 INDUSTRIAL PORTFOLIO                          SERIES 33
FOCUS VALUE PORTFOLIO                                  SERIES 9
VK GREAT INTERNATIONAL FIRMS TRUST                     SERIES 22
VK HEALTHCARE AND PHARMACEUTICAL TRUST                 SERIES 23
VK INTERNET TRUST                                      SERIES 36
STRATEGIC GROWTH LARGE CAP PORTFOLIO                   SERIES 33
MORGAN STANLEY HI-TECH 35 INDEX TRUST                  SERIES 29
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO         SERIES 14
PREFERRED SECURITIES PORTFOLIO                         SERIES 1
STRATEGIC SMALL CAP PORTFOLIO                          SERIES 32
S AND P SELECT CORE 20 PORTFOLIO                       SERIES 33
SELECT 10 INDUSTRIAL PORTFOLIO                         SERIES 34
SELECT S AND P INDUSTRIAL PORTFOLIO                    SERIES 33
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO              SERIES 33
VK TELECOMMUNICATIONS TRUST                            SERIES 22
VK UTILITY TRUST                                       SERIES 13
COHEN AND STEERS REIT INCOME PORTFOLIO                 SERIES 7
SELECT GROWTH TRUST                                    JULY 2003 SERIES